Other Operating Income (Tables)	12 Months Ended
Dec. 31, 2023
Other Operating Income
Schedule of components of other operating income

	Year Ended December 31,
	2023	2022	2021
Exchange rate differences	17,183	—	149
Pass through costs	7,648	439	—
Net gains on disposal of non-current assets	941	—	110
Change in value of the contingent consideration at fair value	18,835	—	—
Other income	1	2,423	—
Total	44,608	2,862	259